Exhibit 99.1

INVESTOR CONTACT:	Donald J. MacLeod	FOR IMMEDIATE RELEASE:
	(716) 842-5138	October 17, 2019

MEDIA CONTACT:	C. Michael Zabel
(716) 842-5385

M&T BANK CORPORATION ANNOUNCES THIRD QUARTER RESULTS

BUFFALO, NEW YORK -- M&T Bank Corporation (“M&T”) (NYSE: MTB) today reported its results of operations for the quarter ended September 30, 2019.

GAAP Results of Operations.  Diluted earnings per common share measured in accordance with generally accepted accounting principles (“GAAP”) were $3.47 in the third quarter of 2019, compared with $3.53 in the year-earlier quarter. GAAP-basis net income in the recent quarter was $480 million, compared with $526 million in the third quarter of 2018. GAAP-basis diluted earnings per common share and net income for the second quarter of 2019 were $3.34 and $473 million, respectively. GAAP-basis net income for the third quarter of 2019 expressed as an annualized rate of return on average assets and average common shareholders' equity was 1.58% and 12.73%, respectively, compared with 1.80% and 14.08%, respectively, in the corresponding 2018 quarter and 1.60% and 12.68%, respectively, in the second quarter of 2019. For the nine-month period ended September 30, 2019, diluted earnings per common share were $10.16, up 13% from $9.00 in the similar 2018 period. GAAP-basis net income for the first nine months of 2019 totaled $1.44 billion, 5% higher than $1.37 million in the year-earlier period. Expressed as an annualized rate of return on average assets and average common shareholders’ equity, GAAP-basis net income in the nine-month period ended September 30, 2019 was 1.62% and 12.85%, respectively, improved from 1.57% and 12.16%, respectively, in the corresponding 2018 period.

Commenting on M&T’s third quarter results, Darren J. King, Executive Vice President and Chief Financial Officer, noted, “Overall, M&T’s results were in line with our expectations given the current interest rate and economic environment. During the recent quarter we realized increased total revenues, highlighted by 28% growth in our mortgage banking businesses. Higher operating expenses reflecting investments in mortgage banking and technology accompanied the revenue growth.”

2-2-2-2-2

M&T BANK CORPORATION

Earnings Highlights

				Change 3Q19 vs.
($ in millions, except per share data)	3Q19	3Q18	2Q19	3Q18	2Q19

Net income	$480	$526	$473	-9%	1%
Net income available to common shareholders ̶ diluted	$461	$505	$453	-9%	2%
Diluted earnings per common share	$3.47	$3.53	$3.34	-2%	4%
Annualized return on average assets	1.58%	1.80%	1.60%
Annualized return on average common equity	12.73%	14.08%	12.68%

Supplemental Reporting of Non-GAAP Results of Operations.  M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit intangible and other intangible asset balances, net of applicable deferred tax amounts) and expenses associated with merging acquired operations into M&T, since such items are considered by management to be “nonoperating” in nature.  The amounts of such “nonoperating” expenses are presented in the tables that accompany this release.  Although “net operating income” as defined by M&T is not a GAAP measure, M&T's management believes that this information helps investors understand the effect of acquisition activity in reported results.

Diluted net operating earnings per common share were $3.50 in the third quarter of 2019, compared with $3.56 in the year-earlier quarter and $3.37 in the second quarter of 2019.  Net operating income in the recent quarter was $484 million, compared with $531 million in 2018’s third quarter and $477 million in the second quarter of 2019. Expressed as an annualized rate of return on average tangible assets and average tangible common shareholders' equity, net operating income in the recent quarter was 1.66% and 18.85%, respectively, compared with 1.89% and 21.00%, respectively, in the similar 2018 quarter and 1.68% and 18.83%, respectively, in 2019’s second quarter.

Diluted net operating earnings per common share in the first nine months of 2019 rose 13% to $10.24 from $9.10 in the corresponding period of 2018. Net operating income during the nine-month period ended September 30, 2019 was $1.45 billion, up 4% from $1.39 billion in the year-earlier period. Net operating income expressed as an annualized rate of return on average tangible assets and average tangible common shareholders’ equity was 1.70% and 19.07%, respectively, in the first nine months of 2019, compared with 1.65% and 18.09%, respectively, in the similar period of 2018.

Taxable-equivalent Net Interest Income.  Net interest income expressed on a taxable-equivalent basis totaled $1.04 billion in the third quarter of 2019, little changed from the year-earlier quarter. The impact of higher average earning assets, which rose to $108.6 billion in the recent quarter from $105.8 billion in the year-earlier period, was offset by a 10 basis point narrowing of the net interest margin, to 3.78% in 2019’s third quarter from 3.88% in the third quarter of 2018. Taxable-equivalent net interest income in the recent quarter declined $12 million from $1.05 billion in the second quarter of 2019 due to a 13 basis point narrowing of the net interest margin that was largely offset by higher average earning assets.

3-3-3-3-3

M&T BANK CORPORATION

Taxable-equivalent Net Interest Income

				Change 3Q19 vs.
($ in millions)	3Q19	3Q18	2Q19	3Q18	2Q19

Average earning assets	$108,643	$105,835	$107,511	3%	1%
Net interest income ̶ taxable-equivalent	$1,035	$1,035	$1,047	—	-1%
Net interest margin	3.78%	3.88%	3.91%

Provision for Credit Losses/Asset Quality.  The provision for credit losses was $45 million in the third quarter of 2019, compared with $16 million in the year-earlier quarter and $55 million in the second quarter of 2019. Net loan charge-offs were $36 million during the recent quarter, compared with $16 million in the third quarter of 2018 and $44 million in 2019’s second quarter. Expressed as an annualized percentage of average loans outstanding, net charge-offs were .16% and .07% in the third quarters of 2019 and 2018, respectively, and .20% in the second quarter of 2019.

Loans classified as nonaccrual totaled $1.01 billion or 1.12% of total loans outstanding at September 30, 2019, compared with $871 million or 1.00% a year earlier and $865 million or .96% at June 30, 2019. The higher balance at September 30, 2019 reflects the addition of a commercial loan for $119 million to a wholesale distributor. Assets taken in foreclosure of defaulted loans were $80 million at September 30, 2019, compared with $87 million and $73 million at September 30, 2018 and June 30, 2019, respectively.

Allowance for Credit Losses.  M&T regularly performs detailed analyses of individual borrowers and portfolios for purposes of assessing the adequacy of the allowance for credit losses.  As a result of those analyses, the allowance for credit losses increased to $1.04 billion or 1.16% of loans outstanding at September 30, 2019, compared with $1.02 billion or 1.18% at September 30, 2018 and $1.03 billion or 1.15% at June 30, 2019.

Asset Quality Metrics

				Change 3Q19 vs.
($ in millions)	3Q19	3Q18	2Q19	3Q18	2Q19

At end of quarter
Nonaccrual loans	$1,005	$871	$865	15%	16%
Real estate and other foreclosed assets	$80	$87	$73	-9%	9%
Total nonperforming assets	$1,085	$958	$938	13%	16%
Accruing loans past due 90 days or more (1)	$461	$254	$349	81%	32%
Nonaccrual loans as % of loans outstanding	1.12%	1.00%	.96%

Allowance for credit losses	$1,038	$1,019	$1,030	2%	1%
Allowance for credit losses as % of loans outstanding	1.16%	1.18%	1.15%

For the period
Provision for credit losses	$45	$16	$55	181%	-18%
Net charge-offs	$36	$16	$44	131%	-18%
Net charge-offs as % of average loans (annualized)	.16%	.07%	.20%

(1)	Excludes loans acquired at a discount. Predominantly residential real estate loans.

4-4-4-4-4

M&T BANK CORPORATION

Noninterest Income and Expense.  Noninterest income totaled $528 million in the third quarter of 2019, up 15% from $459 million in the year-earlier quarter and 3% higher than $512 million in the second quarter of 2019. The recent quarter’s improvement as compared with the earlier quarters was due to significantly higher residential and commercial mortgage banking revenues.

Noninterest Income

				Change 3Q19 vs.
($ in millions)	3Q19	3Q18	2Q19	3Q18	2Q19

Mortgage banking revenues	$137	$88	$107	55%	28%
Service charges on deposit accounts	111	109	108	2%	3%
Trust income	144	133	145	8%	—
Brokerage services income	12	12	12	-2%	-3%
Trading account and foreign exchange gains	16	6	18	165%	-13%
Gain (loss) on bank investment securities	4	(3)	9	—	-58%
Other revenues from operations	104	114	113	-9%	-8%
Total	$528	$459	$512	15%	3%

Noninterest expense aggregated $878 million in the recent quarter, $776 million in 2018’s third quarter and $873 million in the second quarter of 2019.  Excluding expenses considered to be nonoperating in nature, such as amortization of core deposit and other intangible assets, noninterest operating expenses were $873 million in the recent quarter, $770 million in the third quarter of 2018 and $868 million in the second quarter of 2019. Significant factors contributing to the higher level of noninterest expenses in the recent quarter were increased costs for salaries and employee benefits, professional services, and additions to the valuation allowance for capitalized mortgage servicing rights. Such additions were $14 million in the recent quarter and $9 million in the second quarter of 2019 and reflect the impact of lower interest rates on the valuation of servicing rights. M&T recognized a $48 million charge in the second quarter of 2019 associated with the sale of an equity investment in an asset manager.

Noninterest Expense

				Change 3Q19 vs.
($ in millions)	3Q19	3Q18	2Q19	3Q18	2Q19

Salaries and employee benefits	$477	$431	$456	11%	5%
Equipment and net occupancy	83	77	79	7%	4%
Outside data processing and software	60	51	55	19%	9%
FDIC assessments	10	19	10	-47%	1%
Advertising and marketing	22	22	24	1%	-8%
Printing, postage and supplies	10	9	10	15%	-1%
Amortization of core deposit and other intangible assets	5	6	5	-17%	—
Other costs of operations	211	161	234	31%	-10%
Total	$878	$776	$873	13%	1%

The efficiency ratio, or noninterest operating expenses divided by the sum of taxable-equivalent net interest income and noninterest income (exclusive of gains and losses from bank investment securities), measures the

5-5-5-5-5

M&T BANK CORPORATION

relationship of operating expenses to revenues.  M&T's efficiency ratio was 55.9% in the third quarter of 2019, 51.4% in the year-earlier quarter and 56.0% in the second quarter of 2019.

Balance Sheet.  M&T had total assets of $125.5 billion at September 30, 2019, compared with $116.8 billion and $121.6 billion at September 30, 2018 and June 30, 2019, respectively. Loans and leases, net of unearned discount, were $89.8 billion at the recent quarter-end, $86.7 billion at September 30, 2018 and $89.9 billion at June 30, 2019. Total deposits were $95.1 billion at September 30, 2019, up from $89.1 billion a year earlier and $91.7 billion at June 30, 2019. The higher level of deposits at the recent quarter-end as compared with the prior dates reflects increased deposits associated with residential mortgage servicing activities.

Total shareholders' equity was $15.8 billion, or 12.6% of total assets at September 30, 2019, compared with $15.4 billion, or 13.21% at September 30, 2018 and $15.7 billion, or 12.91% at June 30, 2019. Common shareholders' equity was $14.5 billion, or $109.84 per share, at September 30, 2019, compared with $14.2 billion, or $100.38 per share, a year-earlier and $14.5 billion, or $107.73 per share, at June 30, 2019.  Tangible equity per common share was $74.93 at September 30, 2019, compared with $67.64 at September 30, 2018 and $73.29 at June 30, 2019. In the calculation of tangible equity per common share, common shareholders' equity is reduced by the carrying values of goodwill and core deposit and other intangible assets, net of applicable deferred tax balances.  M&T estimates that the ratio of Common Equity Tier 1 to risk-weighted assets under regulatory capital rules was approximately 9.81% at September 30, 2019.

In accordance with its capital plan, M&T repurchased 1,933,000 shares of its common stock during the recent quarter at an average cost per share of $155.18, for a total cost of $300 million. In the aggregate, during the first nine months of 2019, M&T repurchased 6,533,000 shares of common stock at a total cost of $1.07 billion.

Conference Call.  Investors will have an opportunity to listen to M&T's conference call to discuss third quarter financial results today at 11:00 a.m. Eastern Time.  Those wishing to participate in the call may dial

(877) 780-2276.  International participants, using any applicable international calling codes, may dial

(973) 582-2700.  Callers should reference M&T Bank Corporation or the conference ID #9382126.  The conference call will be webcast live through M&T's website at https://ir.mtb.com/events-presentations. A replay of the call will be available through Thursday, October 24, 2019 by calling (800) 585-8367, or (404) 537-3406 for international participants, and by making reference to ID #9382126.  The event will also be archived and available by 3:00 p.m. today on M&T's website at https://ir.mtb.com/events-presentations.

M&T is a financial holding company headquartered in Buffalo, New York.  M&T's principal banking subsidiary, M&T Bank, operates banking offices in New York, Maryland, New Jersey, Pennsylvania, Delaware, Connecticut, Virginia, West Virginia and the District of Columbia.  Trust-related services are provided by M&T's Wilmington Trust-affiliated companies and by M&T Bank.

6-6-6-6-6

M&T BANK CORPORATION

Forward-Looking Statements.  This news release contains forward-looking statements that are based on current expectations, estimates and projections about M&T's business, management's beliefs and assumptions made by management.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Future Factors include changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; legislation affecting the financial services industry as a whole, and M&T and its subsidiaries individually or collectively, including tax legislation; regulatory supervision and oversight, including monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies; increasing price and product/service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements.

These are representative of the Future Factors that could affect the outcome of the forward-looking statements.  In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors.

7-7-7-7-7

M&T BANK CORPORATION

Financial Highlights

	Three months ended			Nine months ended
	September 30			September 30
Amounts in thousands, except per share	2019	2018	Change	2019	2018	Change
Performance
Net income	$480,081	526,091	-9%	$1,436,083	1,371,861	5%
Net income available to common shareholders	461,410	505,365	-9%	1,376,129	1,310,703	5%
Per common share:
Basic earnings	$3.47	3.54	-2%	$10.16	9.01	13%
Diluted earnings	3.47	3.53	-2%	10.16	9.00	13%
Cash dividends	$1.00	1.00	—	$3.00	2.55	18%
Common shares outstanding:
Average - diluted (1)	132,999	142,976	-7%	135,443	145,605	-7%
Period end (2)	132,277	141,479	-7%	132,277	141,479	-7%
Return on (annualized):
Average total assets	1.58%	1.80%		1.62%	1.57%
Average common shareholders' equity	12.73%	14.08%		12.85%	12.16%
Taxable-equivalent net interest income	$1,035,469	1,034,771	—	$3,138,902	3,029,281	4%
Yield on average earning assets	4.51%	4.40%		4.62%	4.26%
Cost of interest-bearing liabilities	1.10%	.82%		1.09%	.72%
Net interest spread	3.41%	3.58%		3.53%	3.54%
Contribution of interest-free funds	.37%	.30%		.38%	.27%
Net interest margin	3.78%	3.88%		3.91%	3.81%
Net charge-offs to average total net loans (annualized)	.16%	.07%		.15%	.14%
Net operating results (3)
Net operating income	$483,830	530,619	-9%	$1,447,271	1,385,986	4%
Diluted net operating earnings per common share	3.50	3.56	-2%	10.24	9.10	13%
Return on (annualized):
Average tangible assets	1.66%	1.89%		1.70%	1.65%
Average tangible common equity	18.85%	21.00%		19.07%	18.09%
Efficiency ratio	55.95%	51.41%		56.49%	55.87%

	At September 30
Loan quality	2019	2018	Change
Nonaccrual loans	$1,005,249	870,832	15%
Real estate and other foreclosed assets	79,735	87,333	-9%
Total nonperforming assets	$1,084,984	958,165	13%
Accruing loans past due 90 days or more (4)	$461,162	254,360	81%
Government guaranteed loans included in totals above:
Nonaccrual loans	$43,144	33,570	29%
Accruing loans past due 90 days or more	434,132	195,450	122%
Renegotiated loans	$240,781	242,892	-1%
Accruing loans acquired at a discount past due 90 days or more (5)	$40,733	44,223	-8%
Purchased impaired loans (6):
Outstanding customer balance	$453,382	572,979	-21%
Carrying amount	253,496	325,980	-22%
Nonaccrual loans to total net loans	1.12%	1.00%
Allowance for credit losses to total loans	1.16%	1.18%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 14.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

8-8-8-8-8

M&T BANK CORPORATION

Financial Highlights, Five Quarter Trend

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Amounts in thousands, except per share	2019	2019	2019	2018	2018
Performance
Net income	$480,081	473,260	482,742	546,219	526,091
Net income available to common shareholders	461,410	452,633	462,086	525,328	505,365
Per common share:
Basic earnings	$3.47	3.34	3.35	3.76	3.54
Diluted earnings	3.47	3.34	3.35	3.76	3.53
Cash dividends	$1.00	1.00	1.00	1.00	1.00
Common shares outstanding:
Average - diluted (1)	132,999	135,464	137,920	139,838	142,976
Period end (2)	132,277	134,200	136,637	138,534	141,479
Return on (annualized):
Average total assets	1.58%	1.60%	1.68%	1.84%	1.80%
Average common shareholders' equity	12.73%	12.68%	13.14%	14.80%	14.08%
Taxable-equivalent net interest income	$1,035,469	1,047,406	1,056,027	1,064,918	1,034,771
Yield on average earning assets	4.51%	4.64%	4.71%	4.51%	4.40%
Cost of interest-bearing liabilities	1.10%	1.11%	1.04%	.94%	.82%
Net interest spread	3.41%	3.53%	3.67%	3.57%	3.58%
Contribution of interest-free funds	.37%	.38%	.37%	.35%	.30%
Net interest margin	3.78%	3.91%	4.04%	3.92%	3.88%
Net charge-offs to average total net loans (annualized)	.16%	.20%	.10%	.17%	.07%
Net operating results (3)
Net operating income	$483,830	477,001	486,440	550,169	530,619
Diluted net operating earnings per common share	3.50	3.37	3.38	3.79	3.56
Return on (annualized):
Average tangible assets	1.66%	1.68%	1.76%	1.93%	1.89%
Average tangible common equity	18.85%	18.83%	19.56%	22.16%	21.00%
Efficiency ratio	55.95%	55.98%	57.56%	51.70%	51.41%

	September 30,	June 30,	March 31,	December 31,	September 30,
Loan quality	2019	2019	2019	2018	2018
Nonaccrual loans	$1,005,249	865,384	881,611	893,608	870,832
Real estate and other foreclosed assets	79,735	72,907	81,335	78,375	87,333
Total nonperforming assets	$1,084,984	938,291	962,946	971,983	958,165
Accruing loans past due 90 days or more (4)	$461,162	348,725	244,257	222,527	254,360
Government guaranteed loans included in totals above:
Nonaccrual loans	$43,144	36,765	35,481	34,667	33,570
Accruing loans past due 90 days or more	434,132	320,305	194,510	192,443	195,450
Renegotiated loans	$240,781	254,332	267,952	245,367	242,892
Accruing loans acquired at a discount past due 90 days or more (5)	$40,733	43,079	43,995	39,750	44,223
Purchased impaired loans (6):
Outstanding customer balance	$453,382	473,834	495,163	529,520	572,979
Carrying amount	253,496	263,025	278,783	303,305	325,980
Nonaccrual loans to total net loans	1.12%	.96%	.99%	1.01%	1.00%
Allowance for credit losses to total loans	1.16%	1.15%	1.15%	1.15%	1.18%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 15.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

9-9-9-9-9

M&T BANK CORPORATION

Condensed Consolidated Statement of Income

	Three months ended			Nine months ended
	September 30			September 30
Dollars in thousands	2019	2018	Change	2019	2018	Change
Interest income	$1,229,469	1,167,375	5%	$3,693,691	3,378,430	9%
Interest expense	199,579	138,337	44	572,260	365,088	57
Net interest income	1,029,890	1,029,038	—	3,121,431	3,013,342	4
Provision for credit losses	45,000	16,000	181	122,000	94,000	30
Net interest income after provision for credit losses	984,890	1,013,038	-3	2,999,431	2,919,342	3
Other income
Mortgage banking revenues	137,004	88,408	55	339,636	268,213	27
Service charges on deposit accounts	111,092	108,647	2	321,991	320,546	—
Trust income	143,915	133,545	8	421,083	402,561	5
Brokerage services income	12,077	12,267	-2	37,031	38,288	-3
Trading account and foreign exchange gains	16,072	6,073	165	45,327	15,965	184
Gain (loss) on bank investment securities	3,737	(3,415)	—	24,489	(10,520)	—
Other revenues from operations	103,882	113,769	-9	351,082	340,351	3
Total other income	527,779	459,294	15	1,540,639	1,375,404	12
Other expense
Salaries and employee benefits	476,780	431,371	11	1,431,717	1,313,336	9
Equipment and net occupancy	82,690	77,481	7	241,187	225,309	7
Outside data processing and software	60,360	50,678	19	168,011	148,819	13
FDIC assessments	9,906	18,849	-47	29,104	58,689	-50
Advertising and marketing	22,088	21,784	1	66,409	59,800	11
Printing, postage and supplies	10,201	8,843	15	30,380	26,881	13
Amortization of core deposit and other intangible assets	5,088	6,143	-17	15,185	19,163	-21
Other costs of operations	210,506	160,830	31	663,006	633,903	5
Total other expense	877,619	775,979	13	2,644,999	2,485,900	6
Income before income taxes	635,050	696,353	-9	1,895,071	1,808,846	5
Applicable income taxes	154,969	170,262	-9	458,988	436,985	5
Net income	$480,081	526,091	-9%	$1,436,083	1,371,861	5%

10-10-10-10-10

M&T BANK CORPORATION

Condensed Consolidated Statement of Income, Five Quarter Trend

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2019	2019	2019	2018	2018
Interest income	$1,229,469	1,237,913	1,226,309	1,220,281	1,167,375
Interest expense	199,579	196,432	176,249	161,321	138,337
Net interest income	1,029,890	1,041,481	1,050,060	1,058,960	1,029,038
Provision for credit losses	45,000	55,000	22,000	38,000	16,000
Net interest income after provision for credit losses	984,890	986,481	1,028,060	1,020,960	1,013,038
Other income
Mortgage banking revenues	137,004	107,321	95,311	92,229	88,408
Service charges on deposit accounts	111,092	107,787	103,112	108,791	108,647
Trust income	143,915	144,382	132,786	135,024	133,545
Brokerage services income	12,077	12,478	12,476	12,781	12,267
Trading account and foreign exchange gains	16,072	18,453	10,802	16,582	6,073
Gain (loss) on bank investment securities	3,737	8,911	11,841	4,219	(3,415)
Other revenues from operations	103,882	112,763	134,437	110,970	113,769
Total other income	527,779	512,095	500,765	480,596	459,294
Other expense
Salaries and employee benefits	476,780	455,737	499,200	438,928	431,371
Equipment and net occupancy	82,690	79,150	79,347	73,519	77,481
Outside data processing and software	60,360	55,234	52,417	50,206	50,678
FDIC assessments	9,906	9,772	9,426	9,837	18,849
Advertising and marketing	22,088	24,046	20,275	25,910	21,784
Printing, postage and supplies	10,201	10,324	9,855	8,777	8,843
Amortization of core deposit and other intangible assets	5,088	5,077	5,020	5,359	6,143
Other costs of operations	210,506	233,692	218,808	189,626	160,830
Total other expense	877,619	873,032	894,348	802,162	775,979
Income before income taxes	635,050	625,544	634,477	699,394	696,353
Applicable income taxes	154,969	152,284	151,735	153,175	170,262
Net income	$480,081	473,260	482,742	546,219	526,091

11-11-11-11-11

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet

	September 30
Dollars in thousands	2019	2018	Change
ASSETS
Cash and due from banks	$1,818,861	1,311,611	39%
Interest-bearing deposits at banks	12,495,524	6,523,746	92
Federal funds sold	200	—	—
Trading account	614,256	125,038	391
Investment securities	10,677,583	13,073,881	-18
Loans and leases:
Commercial, financial, etc.	23,201,372	21,635,394	7
Real estate - commercial	34,945,231	33,518,375	4
Real estate - consumer	16,500,955	17,721,399	-7
Consumer	15,175,635	13,805,317	10
Total loans and leases, net of unearned discount	89,823,193	86,680,485	4
Less: allowance for credit losses	1,038,437	1,019,488	2
Net loans and leases	88,784,756	85,660,997	4
Goodwill	4,593,112	4,593,112	—
Core deposit and other intangible assets	33,339	52,426	-36
Other assets	6,483,295	5,486,826	18
Total assets	$125,500,926	116,827,637	7%

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$31,766,724	31,773,560	—%
Interest-bearing deposits	61,785,212	56,919,549	9
Deposits at Cayman Islands office	1,561,997	447,287	249
Total deposits	95,113,933	89,140,396	7
Short-term borrowings	5,513,896	1,310,110	321
Accrued interest and other liabilities	2,090,762	1,800,778	16
Long-term borrowings	7,002,524	9,140,268	-23
Total liabilities	109,721,115	101,391,552	8
Shareholders' equity:
Preferred	1,250,000	1,231,500	2
Common	14,529,811	14,204,585	2
Total shareholders' equity	15,779,811	15,436,085	2
Total liabilities and shareholders' equity	$125,500,926	116,827,637	7%

12-12-12-12-12

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet, Five Quarter Trend

	September 30,	June 30,	March 31,	December 31,	September 30,
Dollars in thousands	2019	2019	2019	2018	2018
ASSETS
Cash and due from banks	$1,818,861	1,271,611	1,267,260	1,605,439	1,311,611
Interest-bearing deposits at banks	12,495,524	8,791,753	7,602,897	8,105,197	6,523,746
Federal funds sold	200	—	—	—	—
Trading account	614,256	479,403	276,322	185,584	125,038
Investment securities	10,677,583	11,580,249	12,536,840	12,692,813	13,073,881
Loans and leases:
Commercial, financial, etc.	23,201,372	23,431,408	23,090,204	22,977,976	21,635,394
Real estate - commercial	34,945,231	35,194,375	34,690,930	34,363,556	33,518,375
Real estate - consumer	16,500,955	16,693,737	16,769,933	17,154,446	17,721,399
Consumer	15,175,635	14,558,538	14,088,816	13,970,499	13,805,317
Total loans and leases, net of unearned discount	89,823,193	89,878,058	88,639,883	88,466,477	86,680,485
Less: allowance for credit losses	1,038,437	1,029,867	1,019,337	1,019,444	1,019,488
Net loans and leases	88,784,756	88,848,191	87,620,546	87,447,033	85,660,997
Goodwill	4,593,112	4,593,112	4,593,112	4,593,112	4,593,112
Core deposit and other intangible assets	33,339	38,428	43,947	47,067	52,426
Other assets	6,483,295	5,952,148	6,084,281	5,421,158	5,486,826
Total assets	$125,500,926	121,554,895	120,025,205	120,097,403	116,827,637

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$31,766,724	30,747,946	29,966,753	32,256,668	31,773,560
Interest-bearing deposits	61,785,212	59,568,223	59,433,806	57,087,998	56,919,549
Deposits at Cayman Islands office	1,561,997	1,364,855	1,069,191	811,906	447,287
Total deposits	95,113,933	91,681,024	90,469,750	90,156,572	89,140,396
Short-term borrowings	5,513,896	4,611,390	3,602,566	4,398,378	1,310,110
Accrued interest and other liabilities	2,090,762	1,915,147	1,889,336	1,637,348	1,800,778
Long-term borrowings	7,002,524	7,655,507	8,476,024	8,444,914	9,140,268
Total liabilities	109,721,115	105,863,068	104,437,676	104,637,212	101,391,552
Shareholders' equity:
Preferred	1,250,000	1,231,500	1,231,500	1,231,500	1,231,500
Common	14,529,811	14,460,327	14,356,029	14,228,691	14,204,585
Total shareholders' equity	15,779,811	15,691,827	15,587,529	15,460,191	15,436,085
Total liabilities and shareholders' equity	$125,500,926	121,554,895	120,025,205	120,097,403	116,827,637

13-13-13-13-13

M&T BANK CORPORATION

Condensed Consolidated Average Balance Sheet and Annualized Taxable-equivalent Rates

	Three months ended						Change in balance		Nine months ended
	September 30,		September 30,		June 30,		September 30, 2019 from		September 30,				Change
Dollars in millions	2019		2018		2019		September 30,	June 30,	2019		2018		in
	Balance	Rate	Balance	Rate	Balance	Rate	2018	2019	Balance	Rate	Balance	Rate	balance
ASSETS
Interest-bearing deposits at banks	$7,405	2.16%	5,207	1.98%	6,122	2.38%	42%	21%	$6,054	2.30%	5,014	1.77%	21%
Federal funds sold and agreements to
resell securities	18	2.01	—	—	1	2.83	—	—	$6	2.06	1	1.92	341
Trading account	67	.89	65	1.78	68	2.20	4	—	$67	2.15	59	2.52	14
Investment securities	11,075	2.48	13,431	2.37	12,170	2.49	-18	-9	$12,058	2.50	13,917	2.36	-13
Loans and leases, net of unearned
discount
Commercial, financial, etc.	23,326	4.82	21,689	4.68	23,335	4.97	8	—	23,225	4.95	21,649	4.48	7
Real estate - commercial	35,200	5.14	33,800	5.10	34,768	5.30	4	1	34,833	5.26	33,713	4.93	3
Real estate - consumer	16,673	4.20	18,006	4.21	16,723	4.29	-7	—	16,778	4.29	18,637	4.14	-10
Consumer	14,879	5.44	13,637	5.26	14,324	5.53	9	4	14,405	5.49	13,433	5.14	7
Total loans and leases, net	90,078	4.96	87,132	4.86	89,150	5.09	3	1	89,241	5.06	87,432	4.71	2
Total earning assets	108,643	4.51	105,835	4.40	107,511	4.64	3	1	107,426	4.62	106,423	4.26	1
Goodwill	4,593		4,593		4,593		—	—	4,593		4,593		—
Core deposit and other intangible assets	36		55		41		-35	-13	41		62		-34
Other assets	7,116		5,514		6,342		29	12	6,524		5,598		17
Total assets	$120,388		115,997		118,487		4%	2%	$118,584		116,676		2%

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits
Savings and interest-checking
deposits	$55,680	.75	51,552	.43	53,495	.69	8%	4%	$53,770	.68	52,198	.37	3%
Time deposits	6,343	1.59	5,826	.88	6,530	1.53	9	-3	6,408	1.49	6,046	.78	6
Deposits at Cayman Islands office	1,522	1.62	407	1.52	1,247	1.94	274	22	1,249	1.82	294	1.13	325
Total interest-bearing deposits	63,545	.85	57,785	.49	61,272	.80	10	4	61,427	.79	58,538	.42	5
Short-term borrowings	1,212	2.28	374	1.70	1,263	2.51	224	-4	1,189	2.43	336	1.54	254
Long-term borrowings	7,121	3.13	9,047	2.90	8,278	3.20	-21	-14	7,959	3.19	8,712	2.73	-9
Total interest-bearing liabilities	71,878	1.10	67,206	.82	70,813	1.11	7	2	70,575	1.09	67,586	.72	4
Noninterest-bearing deposits	30,550		31,467		30,099		-3	1	30,323		31,644		-4
Other liabilities	2,123		1,775		1,945		20	9	2,007		1,734		16
Total liabilities	104,551		100,448		102,857		4	2	102,905		100,964		2
Shareholders' equity	15,837		15,549		15,630		2	1	15,679		15,712		—
Total liabilities and shareholders'
equity	$120,388		115,997		118,487		4%	2%	$118,584		116,676		2%

Net interest spread		3.41		3.58		3.53				3.53		3.54
Contribution of interest-free funds		.37		.30		.38				.38		.27
Net interest margin		3.78%		3.88%		3.91%				3.91%		3.81%

14-14-14-14-14

M&T BANK CORPORATION

Reconciliation of Quarterly GAAP to Non-GAAP Measures

	Three months ended		Nine months ended
	September 30		September 30
	2019	2018	2019	2018
Income statement data
In thousands, except per share
Net income
Net income	$480,081	526,091	1,436,083	1,371,861
Amortization of core deposit and other intangible assets (1)	3,749	4,528	11,188	14,125
Net operating income	$483,830	530,619	1,447,271	1,385,986

Earnings per common share
Diluted earnings per common share	$3.47	3.53	10.16	9.00
Amortization of core deposit and other intangible assets (1)	.03	.03	.08	.10
Diluted net operating earnings per common share	$3.50	3.56	10.24	9.10

Other expense
Other expense	$877,619	775,979	2,644,999	2,485,900
Amortization of core deposit and other intangible assets	(5,088)	(6,143)	(15,185)	(19,163)
Noninterest operating expense	$872,531	769,836	2,629,814	2,466,737
Efficiency ratio
Noninterest operating expense (numerator)	$872,531	769,836	2,629,814	2,466,737
Taxable-equivalent net interest income	1,035,469	1,034,771	3,138,902	3,029,281
Other income	527,779	459,294	1,540,639	1,375,404
Less: Gain (loss) on bank investment securities	3,737	(3,415)	24,489	(10,520)
Denominator	$1,559,511	1,497,480	4,655,052	4,415,205
Efficiency ratio	55.95%	51.41%	56.49%	55.87%
Balance sheet data
In millions
Average assets
Average assets	$120,388	115,997	118,584	116,676
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(36)	(55)	(41)	(62)
Deferred taxes	10	14	11	16
Average tangible assets	$115,769	111,363	113,961	112,037
Average common equity
Average total equity	$15,837	15,549	15,679	15,712
Preferred stock	(1,373)	(1,232)	(1,279)	(1,232)
Average common equity	14,464	14,317	14,400	14,480
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(36)	(55)	(41)	(62)
Deferred taxes	10	14	11	16
Average tangible common equity	$9,845	9,683	9,777	9,841
At end of quarter
Total assets
Total assets	$125,501	116,828
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(33)	(52)
Deferred taxes	8	14
Total tangible assets	$120,883	112,197
Total common equity
Total equity	$15,780	15,436
Preferred stock	(1,250)	(1,232)
Undeclared dividends - cumulative preferred stock	—	(3)
Common equity, net of undeclared cumulative preferred dividends	14,530	14,201
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(33)	(52)
Deferred taxes	8	14
Total tangible common equity	$9,912	9,570

(1)	After any related tax effect.

15-15-15-15-15

M&T BANK CORPORATION

Reconciliation of Quarterly GAAP to Non-GAAP Measures, Five Quarter Trend

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
Income statement data
In thousands, except per share
Net income
Net income	$480,081	473,260	482,742	546,219	526,091
Amortization of core deposit and other intangible assets (1)	3,749	3,741	3,698	3,950	4,528
Net operating income	$483,830	477,001	486,440	550,169	530,619

Earnings per common share
Diluted earnings per common share	$3.47	3.34	3.35	3.76	3.53
Amortization of core deposit and other intangible assets (1)	.03	.03	.03	.03	.03
Diluted net operating earnings per common share	$3.50	3.37	3.38	3.79	3.56

Other expense
Other expense	$877,619	873,032	894,348	802,162	775,979
Amortization of core deposit and other intangible assets	(5,088)	(5,077)	(5,020)	(5,359)	(6,143)
Noninterest operating expense	$872,531	867,955	889,328	796,803	769,836
Efficiency ratio
Noninterest operating expense (numerator)	$872,531	867,955	889,328	796,803	769,836
Taxable-equivalent net interest income	1,035,469	1,047,406	1,056,027	1,064,918	1,034,771
Other income	527,779	512,095	500,765	480,596	459,294
Less: Gain (loss) on bank investment securities	3,737	8,911	11,841	4,219	(3,415)
Denominator	$1,559,511	1,550,590	1,544,951	1,541,295	1,497,480
Efficiency ratio	55.95%	55.98%	57.56%	51.70%	51.41%
Balance sheet data
In millions
Average assets
Average assets	$120,388	118,487	116,839	117,799	115,997
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(36)	(41)	(45)	(50)	(55)
Deferred taxes	10	11	12	13	14
Average tangible assets	$115,769	113,864	112,213	113,169	111,363
Average common equity
Average total equity	$15,837	15,630	15,569	15,389	15,549
Preferred stock	(1,373)	(1,232)	(1,232)	(1,232)	(1,232)
Average common equity	14,464	14,398	14,337	14,157	14,317
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(36)	(41)	(45)	(50)	(55)
Deferred taxes	10	11	12	13	14
Average tangible common equity	$9,845	9,775	9,711	9,527	9,683
At end of quarter
Total assets
Total assets	$125,501	121,555	120,025	120,097	116,828
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(33)	(38)	(44)	(47)	(52)
Deferred taxes	8	10	12	13	14
Total tangible assets	$120,883	116,934	115,400	115,470	112,197
Total common equity
Total equity	$15,780	15,692	15,588	15,460	15,436
Preferred stock	(1,250)	(1,232)	(1,232)	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	—	(3)	(3)	(3)	(3)
Common equity, net of undeclared cumulative preferred dividends	14,530	14,457	14,353	14,225	14,201
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(33)	(38)	(44)	(47)	(52)
Deferred taxes	8	10	12	13	14
Total tangible common equity	$9,912	9,836	9,728	9,598	9,570

(1)	After any related tax effect.